================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): November 16, 1998
                                                        -----------------

                                   __________


                              CITIZENS CORPORATION
                           -----------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-11714                  04-3178765
        --------                       -------                  ----------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer I.D.
of Incorporation)                                          Number)


                                   __________


          440 Lincoln Street, Worcester, Massachusetts       01653
          --------------------------------------------     ---------
           (Address of Principal Executive Offices)        (Zip Code)


                                  (508) 855-1000
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                              Page 1 of  pages 5
                            Exhibit Index on page 5


================================================================================

Item 5. Other Events

     Allmerica Financial Corporation and Citizens Corporation announced on November 16, 1998 that pursuant to an agreement between the Special Committee of the Board of Directors of Citizens Corporation and Allmerica Financial Corporation, the offer price in the outstanding Offer to Purchase by Allmerica was increased and amended to $33.25 per share in cash. The Citizens Special Committee has agreed to recommend that the Citizens stockholders accept the revised offer price and tender their shares.

Item 7.  Financial Statements and Exhibits

     Exhibit 99 Press release of Allmerica Financial and Citizens dated November 16, 1998

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS CORPORATION



                                    By:       /s/ Edward J. Parry, III
                                        ----------------------------------------
                                        Title: Vice President, Treasurer and
                                             Chief Financial Officer


Date:  November 16, 1998

Exhibit Index                                                              Page
-------------                                                              ----

Exhibit 99     Press release of Allmerica Financial and Citizens
               dated November 16, 1998                                      6

                                      -5-